Exhibit 99.1

Trans American Aquaculture Announces Sale of 2023 Harvest and the Commencement of 2024 Production

Rio Hondo, Texas, February 20, 2024 – Trans American Aquaculture, Inc. (TAA) (OTC Pink: GRPS), a leading provider of responsibly raised and 100% American-made farm-raised shrimp, proudly announces a significant milestone. We are delighted to report that we have sold our entire harvest for 2023 and that a major east coast supermarket chain has acquired and stocked our premium shrimp products.

Our commitment to sustainable aquaculture and superior product quality aligns seamlessly with buyers’ dedication to offering customers the finest and ethically sourced seafood options.

“Our team at TAA is pleased to bring our responsibly raised shrimp to store shelves. This development allows us to reach a wider audience, sharing the flavors and benefits of our premium, 100% U.S.-grown shrimp with more households on the East Coast,” said Adam Thomas, CEO of TAA.

To meet the demand for our superior-quality shrimp, we have started our initial stocking programs for the 2024 harvest. This year, our plan is to deliver a continuous harvesting of our delectable and responsibly raised products from this summer through the end of the year. This initiative positions TAA to be a valued partner to leading food companies by providing ongoing shipments of our premium shrimp, for their customers.

“We are excited to get rolling on our first harvest of 2024, which not only reflects our dedication to sustainable domestic aquaculture but also represents a significant advance in meeting the growing expectations of our valued customers,” expressed Mr. Thomas.

This year, we look forward to providing an abundant supply of our 100% U.S.-grown shrimp and fortifying our position as a leading provider of responsibly raised seafood.

For more information about Trans American Aquaculture and its sustainable aquaculture practices, please visit [www.transamaqua.com]. Follow their updates and progress on Twitter [@TransAmAqua].

About Trans American Aquaculture

Trans American Aquaculture OTC Pink: GRPS) is a leading sustainable aquaculture company committed to meeting the increasing global demand for responsibly sourced seafood. With advanced technology, state-of-the-art facilities, and a dedication to environmental sustainability, the company is revolutionizing the shrimp farming industry. Trans American Aquaculture strives to provide high-quality, eco-friendly shrimp to consumers while maintaining the highest standards of transparency and ethical practices.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans, and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether because of new information, future developments or otherwise.